                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 29, 2001

                         MATERIAL SCIENCES CORPORATION
            (Exact name of registrant as specified in its charter)

                        Commission File Number: 1-8803

                 DELAWARE                                 95-2673173
      (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                  Identification No.)

                           2200 EAST PRATT BOULEVARD
                       ELK GROVE VILLAGE, ILLINOIS 60007
              (Address of principal executive offices) (Zip Code)

                                (847) 439-8270
             (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On June 29, 2001, Material Sciences Corporation ("MSC" or "Company") completed the sale of substantially all the assets of its Specialty Films segment (including the interests in Innovative Specialty Films, LLC ("ISF"), owned by MSC's subsidiary, MSC Specialty Films, Inc. ("MSC/SFI")) to Bekaert Corporation and its affiliates ("Bekaert"), pursuant to the terms of the Purchase Agreement by and among MSC, MSC/SFI, Bekaert and N.V. Bekaert S.A., dated June 10, 2001 and the First Amendment to Purchase Agreement dated June 29, 2001 (the "Agreements"). The Company received cash at closing of approximately $122.1 million and expects to record an after-tax gain of approximately $37.0 to $43.0 million in the second quarter of fiscal 2002. The gain is subject to adjustment based on certain post-closing adjustments to the purchase price and transaction expenses incurred as a result of the transaction.

     The Company intends to use the net proceeds of the sale to primarily reduce long-term debt. Until the sale to Bekaert, ISF was a joint venture entity formed and equally owned by MSC/SFI and Bekaert.

     The description of the Agreements and transactions related thereto are qualified in their entirety by reference to the full text of the Agreements attached hereto as Exhibit 2.1 and Exhibit 2.2 and incorporated herein by reference. A copy of the press release issued by MSC on July 2, 2001, with respect to the completion of the disposition, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired

     Not applicable.

(b)  Pro Forma Financial Information

     (1) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of February 28, 2001.

     (2) Unaudited Pro Forma Condensed Consolidated Statement of Loss for the year ended February 28, 2001.

     (3) Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended February 29, 2000.

     (4) Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended February 28, 1999.

(c)  Exhibits

     Exhibit 2.1 Purchase Agreement by and among MSC, MSC/SFI, Bekaert, and N.V. Bekaert S.A., dated June 10, 2001.

     Exhibit 2.2  First Amendment to Purchase Agreement dated June 29, 2001.

     Exhibit 99.1 Press Release dated July 2, 2001.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MATERIAL SCIENCES CORPORATION

Date: July 5, 2001            By: /s/ Gerald G. Nadig
                                  --------------------------------
                                  Gerald G. Nadig
                                  Chairman, President and Chief
                                  Executive Officer

                              By: /s/ James J. Waclawik, Sr.
                                  --------------------------------
                                  James J. Waclawik, Sr.
                                  Vice President, Chief Financial
                                  Officer and Secretary

                MATERIAL SCIENCES CORPORATION AND SUBSIDIARIES
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information presents the Company's unaudited pro forma condensed consolidated balance sheet as of February 28, 2001 and the Company's unaudited pro forma condensed consolidated statements of income (loss) for the years ended February 28, 2001, February 29, 2000 and February 28, 1999. The unaudited pro forma condensed consolidated balance sheet as of February 28, 2001, assumes that the sale had occurred as of February 28, 2001. The unaudited pro forma condensed consolidated statements of income as of February 29, 2000 and February 28, 1999 excludes the results of SFI. The unaudited pro forma condensed consolidated statement of loss as of February 28, 2001 assumes that the sale had occurred at the beginning of the period. The unaudited pro forma condensed consolidated statement of loss for the year ended February 28, 2001, has been adjusted for the reduction in interest expense as a result of the net proceeds received from the sale.

     The unaudited pro forma financial information is presented for information purposes only and is not necessarily indicative of the financial position or the results of operations that would have been obtained had the disposition actually occurred as of the dates assumed, nor is it necessarily indicative of the financial position or future results of operations.

     The pro forma adjustments are based upon information and assumptions available at the time of the filing of this document. The unaudited pro forma financial information should be read in conjunction with the Company's audited consolidated financial statements and related notes thereto in its Annual Report on Form 10-K for the year ended February 28, 2001.

                MATERIAL SCIENCES CORPORATION AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF FEBRUARY 28, 2001
                                (in thousands)

                                                     MSC                                      Pro Forma                MSC
                                                 As Reported        Less: MSC/SFI (A)        Adjustments            Pro Forma
                                               ----------------   -----------------------  ----------------      ----------------
Assets
Current Assets:
  Cash and Cash Equivalents                      $     2,655        $           (300)        $         -            $    2,355
  Receivables, Less Reserves                          52,827                  (8,892)                  -                43,935
  Income Taxes Receivable                              1,637                       -                   -                 1,637
  Prepaid Expenses                                     3,049                    (348)                  -                 2,701
  Inventories:
    Raw Materials                                     22,564                  (2,312)                  -                20,252
    Finished Goods                                    44,611                  (8,435)                  -                36,176
  Prepaid Taxes                                        3,004                       -                   -                 3,004
                                                 -----------        ----------------         -----------            ----------
    Total Current Assets                         $   130,347        $        (20,287)        $         -            $  110,060
                                                 -----------        ----------------         -----------            ----------

Property, Plant and Equipment:
  Land and Building                              $    75,404        $           (259)        $         -            $   75,145
  Leasehold Improvements                               1,556                  (1,556)                  -                     -
  Machinery and Equipment                            287,053                 (22,824)                  -               264,229
  Capital Leases                                      17,252                     (58)                  -                17,194
  Construction in Progress                             5,032                     (28)                  -                 5,004
                                                 -----------        ----------------         -----------            ----------
                                                 $   386,297        $        (24,725)        $         -            $  361,572
  Accumulated Depreciation and Amortization         (179,490)                 15,818                   -              (163,672)
                                                 -----------        ----------------         -----------            ----------
    Net Property, Plant and Equipment            $   206,807        $         (8,907)        $         -            $  197,900
                                                 -----------        ----------------         -----------            ----------

Other Assets:
  Investment in Joint Ventures                   $    23,491        $        (11,791)        $         -            $   11,700
  Intangible Assets, Net                              22,062                  (8,445)                  -                13,617
  Other                                                2,236                    (446)                  -                 1,790
                                                 -----------        ----------------         -----------            ----------
    Total Other Assets                           $    47,789        $        (20,682)        $         -            $   27,107
                                                 -----------        ----------------         -----------            ----------
      Total Assets                               $   384,943        $        (49,876)        $         -            $  335,067
                                                 ===========        ================         ===========            ==========

Liabilities
Current Liabilities:
  Current Portion of Long-Term Debt              $     8,315        $           (612)        $    (7,143) (B)       $      560
  Accounts Payable                                    42,233                  (2,725)                  -                39,508
  Accrued Payroll Related Expenses                    15,164                  (3,151)                  -                12,013
  Accrued Expenses                                     8,373                  (1,574)                  -                 6,799
                                                 -----------        ----------------         -----------            ----------
    Total Current Liabilities                    $    74,085        $         (8,062)        $    (7,143)           $   58,880
                                                 -----------        ----------------         -----------            ----------

Long-Term Liabilities:
  Deferred Income Taxes                          $    18,019        $              -         $         -            $   18,019
  Long-Term Debt, Less Current Portion               129,978                    (216)            (75,179) (B)           54,583
  Other                                               14,249                    (838)                  -                13,411
                                                 -----------        ----------------         -----------            ----------
    Total Long-Term Liabilities                  $   162,246        $         (1,054)        $   (75,179)           $   86,013
                                                 -----------        ----------------         -----------            ----------

Shareowners' Equity
Preferred Stock                                  $         -        $              -         $         -            $        -
Common Stock                                             354                       -                   -                   354
Additional Paid-In Capital                            63,334                       -                   -                63,334
Treasury Stock at Cost                               (34,813)                      -                   -               (34,813)
Retained Earnings                                    120,861                       -              40,438  (C)          161,299
Accumulated Other Comprehensive Loss                  (1,124)                      -               1,124  (D)                -
                                                 -----------        ----------------         -----------            ----------
    Total Shareowners' Equity                    $   148,612        $              -         $    41,562            $  190,174
                                                 -----------        ----------------         -----------            ----------
      Total Liabilities and Shareowners' Equity  $   384,943        $         (9,116)        $   (40,760)           $  335,067
                                                 ===========        ================         ===========            ==========

   See accompanying notes to the unaudited pro forma financial information.

                MATERIAL SCIENCES CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS
                     FOR THE YEAR ENDED FEBRUARY 28, 2001
                     (in thousands, except per share data)

                                                             MSC                                  Pro Forma                MSC
                                                         As Reported      Less: MSC/SFI (E)      Adjustments            Pro Forma
                                                        --------------    ------------------   ---------------      ---------------
Net Sales                                               $      481,976    $          (58,306)  $             -      $       423,670
Cost of Sales                                                  405,797               (31,336)                -              374,461
                                                        --------------    ------------------   ---------------      ---------------
Gross Profit                                            $       76,179    $          (26,970)  $             -      $        49,209
Selling, General and Administrative Expenses                    68,282               (18,000)                -               50,282
                                                        --------------    ------------------   ---------------      ---------------
Income from Operations                                  $        7,897    $           (8,970)  $             -      $        (1,073)
                                                        --------------    ------------------   ---------------      ---------------
Other (Income) and Expense:
   Interest Expense, Net                                $        9,662    $                8   $        (5,647)(F)  $         4,023
   Equity in Results of Joint Ventures                             405                   789                 -                1,194
   Other, Net                                                     (334)                    9                 -                 (325)
                                                        --------------    ------------------   ---------------      ---------------
     Total Other Expense, Net                           $        9,733    $              806   $        (5,647)     $         4,892
                                                        --------------    ------------------   ---------------      ---------------
Income (Loss) Before Provision (Benefit) for
  Income Taxes                                          $       (1,836)   $           (9,776)  $         5,647      $        (5,965)
Provision (Benefit) for Income Taxes                            (1,152)               (3,991)            2,321  (G)          (2,822)
                                                        --------------    ------------------   ---------------      ---------------
Net Income (Loss)                                       $         (684)   $           (5,785)  $         3,326      $        (3,143)
                                                        ==============    ==================   ===============      ===============

Basic Net Income (Loss) Per Share                       $        (0.05)                                             $         (0.22)
                                                        ==============                                              ===============
Diluted Net Income (Loss) Per Share                     $        (0.05)                                             $         (0.22)
                                                        ==============                                              ===============

Weighted Average Number of Common Shares Outstanding
   Used for Basic Net Income (Loss) Per Share                   14,027                                                       14,027
Dilutive Shares                                                      -                                                            -
                                                        --------------                                              ---------------
Weighted Average Number of Common Shares Outstanding
   Plus Dilutive Shares                                         14,027                                                       14,027
                                                        ==============                                              ===============

   See accompanying notes to the unaudited pro forma financial information.

                MATERIAL SCIENCES CORPORATION AND SUBSIDIARIES
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED FEBRUARY 29, 2000
                     (in thousands, except per share data)

                                                                            MSC                                         MSC
                                                                        As Reported       Less: MSC/SFI (E)          Pro Forma
                                                                      ----------------  -----------------------   ----------------
Net Sales                                                             $        507,014  $               (50,788)   $        456,226
Cost of Sales                                                                  408,406                  (27,308)            381,098
                                                                      ----------------  -----------------------    ----------------
Gross Profit                                                          $         98,608  $               (23,480)   $         75,128
Selling, General and Administrative Expenses                                    62,208                  (15,718)             46,490
                                                                      ----------------  -----------------------    ----------------
Income from Operations                                                $         36,400  $                (7,762)   $         28,638
                                                                      ----------------  -----------------------    ----------------
Other (Income) and Expense:
   Interest Expense, Net                                              $          9,060  $                     2    $          9,062
   Equity in Results of Joint Ventures                                           1,629                     (357)              1,272
   Other, Net                                                                      369                       45                 414
                                                                      ----------------  -----------------------    ----------------
     Total Other Expense, Net                                         $         11,058  $                  (310)   $         10,748
                                                                      ----------------  -----------------------    ----------------
Income Before Income Taxes                                            $         25,342  $                (7,452)   $         17,890
Income Taxes                                                                     8,627                   (2,926)              5,701
                                                                      ----------------  -----------------------    ----------------
Net Income                                                            $         16,715  $                (4,526)   $         12,189
                                                                      ================  =======================    ================

Basic Net Income Per Share                                            $           1.11                             $           0.81
                                                                      ================                             ================

Diluted Net Income Per Share                                          $           1.10                             $           0.80
                                                                      ================                             ================

Weighted Average Number of Common Shares Outstanding
   Used for Basic Net Income Per Share                                          15,070                                       15,070
Dilutive Shares                                                                    130                                          130
                                                                      ----------------                             ----------------
Weighted Average Number of Common Shares Outstanding
   Plus Dilutive Shares                                                         15,200                                       15,200
                                                                      ================                             ================

   See accompanying notes to the unaudited pro forma financial information.

                MATERIAL SCIENCES CORPORATION AND SUBSIDIARIES
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED FEBRUARY 28, 1999
                     (in thousands, except per share data)

                                                                      MSC                                         MSC
                                                                  As Reported        Less: MSC/SFI (E)         Pro Forma
                                                                 --------------     -------------------      -------------
Net Sales                                                        $      471,651     $           (47,234)     $     424,417
Cost of Sales                                                           387,192                 (26,864)           360,328
                                                                 --------------     -------------------      -------------
Gross Profit                                                     $       84,459     $           (20,370)     $      64,089
Selling, General and Administrative Expenses                             56,094                 (15,270)            40,824
                                                                 --------------     -------------------      -------------
Income from Operations                                           $       28,365     $            (5,100)     $      23,265
                                                                 --------------     -------------------      -------------
Other (Income) and Expense:
   Interest Expense, Net                                         $       11,356     $                 4      $      11,360
   Equity in Results of Joint Ventures                                    1,313                       -              1,313
   Other, Net                                                              (421)                    105               (316)
                                                                 --------------     -------------------      -------------
     Total Other Expense, Net                                    $       12,248     $               109      $      12,357
                                                                 --------------     -------------------      -------------
Income Before Income Taxes                                       $       16,117     $            (5,209)     $      10,908
Income Taxes                                                              5,963                  (2,050)             3,913
                                                                 --------------     -------------------      -------------
Net Income                                                       $       10,154     $            (3,159)     $       6,995
                                                                 ==============     ===================      =============

Basic Net Income Per Share                                       $         0.66                              $        0.46
                                                                 ==============                              =============

Diluted Net Income Per Share                                     $         0.66                              $        0.46
                                                                 ==============                              =============

Weighted Average Number of Common Shares Outstanding
   Used for Basic Net Income Per Share                                   15,353                                     15,353
Dilutive Shares                                                              11                                         11
                                                                 --------------                              -------------
Weighted Average Number of Common Shares Outstanding
   Plus Dilutive Shares                                                  15,364                                     15,364
                                                                 ==============                              =============

   See accompanying notes to the unaudited pro forma financial information.

                MATERIAL SCIENCES CORPORATION AND SUBSIDIARIES
              NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                                (in thousands)

Balance Sheet

     The following notes describe the historical and pro forma adjustments found on the accompanying balance sheet as a result of the sale of certain assets of MSC/SFI.

(A)  Represents the assets and liabilities of MSC/SFI sold.

(B)  Represents the use of the after-tax proceeds resulting from the sale:

                    Gross Proceeds                     $115,937
                    Income Taxes                        (32,472)
                                                       --------
                    After-Tax Proceeds                 $ 83,465
                                                       ========

                    Debt Repayments:
                       Current                         $  7,143
                       Non-Current                       75,179
                    Transaction Costs                     1,143
                                                       --------
                                                       $ 83,465
                                                       ========

(C) Represents the after-tax gain, net of transaction costs of $1,143, as of February 28, 2001.

(D)  Represents the elimination of the accumulated other comprehensive loss.

Statements of Income (Loss)

     The following notes describe the historical and pro forma adjustments found on the accompany statements of income (loss) as a result of the sale of certain assets of MSC/SFI.

(E) Represents the results of operations of MSC/SFI. Pre-tax income (loss) has been tax effected at MSC/SFI's effective tax rate.

(F) Represents the reduction in interest expense as a result of the estimated after-tax proceeds being used to reduce long-term debt. Interest expense was calculated using the weighted average interest rates in effect during the pro forma periods presented for the long-term debt outstanding under the Company's line of credit, the senior notes issued in 1997 and a portion of the senior notes issued in 1998.

(G) The interest expense adjustment has been tax-effected at the Company's statutory tax rate.

                MATERIAL SCIENCES CORPORATION AND SUBSIDIARIES
                               INDEX TO EXHIBITS

Exhibit Number     Description
--------------     -----------
     2.1           Purchase Agreement by and among MSC, MSC/SFI, Bekaert, and
                   N.V. Bekaert S.A., dated June 10, 2001.

     2.2           First Amendment to Purchase Agreement dated June 29, 2001.

     99.1          Press Release dated July 2, 2001.